UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2009

GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)
Nevada	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:  000-52594

300, 611 - 10th Avenue S.W.
Calgary, Alberta, Canada T2R 0B2
 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On June 1, 2009, Gran Tierra Energy Inc. intends to present an investor slide presentation at a conference, which slide presentation is set forth in Exhibit 99.1 to this Current Report on Form 8-K.  Gran Tierra Energy’s current slide presentation has also been updated to include the slides set forth in Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Slide Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 29, 2009
GRAN TIERRA ENERGY INC
	By:	s/ Martin H. Eden
Martin H. Eden
Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation.